A. SETTLEMENT STATEMENT

U.S. Department of Housing
and Urban Development

OMB No. 2502-0265

B. Type of Loan
1.___FHA 2.___FMHA 3. X Conf. Unins. 6. File Number 00205146 7. Loan Number 8. Mortgage Insurance Case Number 4.___VA 5.___Conv. Ins.

C. NOTE: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown.
Items marked (P.O.C.) were paid outside the closing; they are shown here for information purposes and are not included in the totals.

D. Name and Address of Borrower                  E. Name and Address of Seller                F. Name and Address of Lender:

AHMAD NADIMI                                                PDMI SUBSIDIARY C. INC.                      CENTRAL BANK OF LAKE OF THE OZARKS

5395 HWY 54                                                         151 EAST COLUMBINE AVE.                    P.O. BOX 207
OSAGE BEACH, MISSOURI 65065                    SANTA ANA, CA  92707                           OSAGE BEACH, MO 65065

G. Property Location 1100 BLUFF DRIVE OSAGE BEACH, MISSOURI 65065 CHALLENGE PRODUCTS LOT 1	H. Settlement Agent GUARANTY LAND TITLE INSURANCE, INC.
	Place of Settlement 4558 HI6HMAY 54, SUITE 104 OSAGE BEACH, MO 65065	1. Settlement Date 06/20/02
4. SUMMARY OP BORROWER'S TRANSACTION:	K, SUMMARY OF SELLER'S TRANSACTION:
100 Gross Amount Due Prom Borrower	400. Gross Amount Due To Seller
101. Contract sales price	401. Contract sales price	395,000.00
102. Personal property	402. Personal Property
103. Settlement charges to borrower (Line 1400)	403.
104.	404.
105.	405.
Adjustments for Items paid by seller in advance	Adjustments for items paid by seller in advance
106. City/town taxes to	406. City/town taxes to
107. County taxes to	407. County taxes to
108. Assessments to	408. Assessments to
109.	409.
110.	410.
111.	411.
112.	412.
120. GROSS AMOUNT DUE FROM BORROWER	420. GROSS AMOUNT DUE TO SELLER	395,000.00
200. Amounts paid By or In Behalf of Borrower	500. Reductions In Amount Due To Seller
201. Deposit of earnest money	501. Excess Deposit (see instructions)
202. Principal amount of new loans	502. Settlement charges to seller (line 1400)	21,107.50
203. Existing loan(s) taken subject to	503. Existing loan(s) taken subject to
204.	504. Payoff of first mortgage loan	109,561.83
	CENTRAl BANK OF LAKE OF THE OZARKS
205.	505. Payoff of second mortgage loan

206.	506.
207.	507.
208.	508.
209.	509.
Adjustments for Items unpaid by seller	Adjustments for Items unpaid by seller
210. City/town taxes to	510. City/town taxes to
211. County taxes 01/01/ to 6/20	511. County taxes 01/01 to 8/20	2,720.84
212. Assessments to	512. Assessments to
213.	513.
214.	514.
215.	515.
216.	516.
217.	517.
218.	518.
219	519.
220. TOTAL PAID BY/FOR BORROWER	520. TOTAL REDUCTION AMOUNT DUE SELLER	133,390.17
300. Cash At Settlement From or to Borrower	600. Cash At Settlement To or From Seller
301. Gross amount due from borrower (line 120)	601. Gross amount due to seller (line 420)	395,000.00
302. Less amounts paid by/for borrower (line 220)	602. Less reduction amount due seller (line 520)	133,390.17
303. CASH FROM BORROWER	603. CASH TO SELLER	261,609.83

U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT                SETTLEMENT STATEMENT                                                                 PAGE 2

L. SETTLEMENT CHARGES: FILE #: 00205146	PAID FROM BORROWER'S FUNDS AT SETTLEMENT	PAID FROM SELLER'S FUNDS AT SETTLEMENT
700. TOTAL SALES/BROKER'S COMMISSION based on price $ 395.000.00@ 5.00 = 19,750.00
Division of commission (line 700) as follows:
701.$ 19.750.00 to John Farrell Real Estate
702.$ to
703. Commission paid at Settlement		19,750.00
704.
800. ITEMS PAYABLE IN CONNECTION WITH LOAN
801. Loan Origination Fee %
802. Loan Discount %
803. Appraisal Fee to
804. Credit Report to
805. Lender's Inspection Fee to
806. Mtg. Ins. Application Fee to
807. Assumption Fee to
808.
809.
810.
811.
812.
813.
814.
815.
900. ITEMS REQUIRED BY LENDER TO BE PAID IN ADVANCE
901. Interest from to @$ /day Days
902. Mortgage Insurance Premium for to
903. Hazard Insurance Premium for yrs to
904.
905.
1000. RESERVES DEPOSITED WITH LENDER FOR
1001. Hazard Insurance mo.@$ /mo.
1002. Mortgage Insurance mo.®$ /mo.
1003. City property taxes mo.®$ /mo.
1004. County property taxes mo.®$ /mo.
1005. Annual Assessments mo.@$ /mo.
1006. mo.@$ /mo.
1007. mo.@$ /mo.
1008.
1100. TITLE CHARGES
1101. Settlement or closing fee to GUARANTY LAND TITLE		150.00
1102. Abstract or title search to
1103. Title examination to
1104. Title insurance binder to GUARANTY LAND TITLE		100.00
1105. Document preparation to
1106. Notary fees to
1107. Attorney's fees to
(includes above items No: )
1108. Title insurance to GUARANTY LAND TITLE		1.067.50
(Includes above items No: )
1109. Lender's coverage $
1110. Owner's coverage $ 395,000.00 ---- 1067.50
1111. OVERNIGHT PROCESSING FEE GUARANTY LAND TITLE		40.00
1112.
1113.
1200. GOVERNMENT RECORDING AND TRANSFER CHARGES .
1201. Recording fees Deed$ Mortgage $ ;Releases $
1202. City/county/stamps Deed$ Mortgage $
1203. Slate tax/stamps Deed$ Mortgage $
1204.
1205.
1300. ADDITIONAL SETTLEMENT CHARGES
1301. Survey to
1302. Pest Inspection to
1303.
1304.
1305.
1306.
1307.
1308.
1400. TOTAL SETTLEMENT CHARGES (enter on lines 103 and 502, Sections J and K)		21,107.50